EXHIBIT 99.1

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2005-AR4 REDUCED DOC
	Balances as of 2/01/05

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	7	3,243,950.00	0.87
661 - 680	2	1,207,000.00	0.32
681 - 700	50	32,733,679.12	8.79
701 - 720	139	88,283,596.53	23.70
721 - 740	99	62,210,015.71	16.70
741 - 760	89	62,007,224.13	16.64
761 - 780	101	65,200,006.00	17.50
781 - 800	72	48,219,284.18	12.94
801 - 820	16	8,897,125.00	2.39
841 - 846	1	548,000.00	0.15
Total	576	372,549,880.67	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2005-AR4 UPSIZE
	Balances as of 3/1/05

Total Current Balance:	787,240,024
Total Original Balance:	788,727,163

Number Of Loans:	1,261

			Minimum	Maximum
Average Current Balance:	$624,298.19		$199,000.00	$1,500,000.00
Average Original Amount:	$625,477.53		$359,700.00	$1,500,000.00

Weighted Average Gross Coupon:	5.110%		4.250	6.250%
Weighted Average Gross Margin:	2.663%		2.250	3.125%
Weighted Average Max Int Rate:	10.111%		9.250	11.250%
Weighted Average Periodic Rate Cap:	2.000%		2.000	2.000%
Weighted Average First Rate Cap:	5.000%		5.000	5.000%

Weighted Average Original Ltv:	67.35%		0.00	90.00%

Weighted Average Fico Score:	742		0	912

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	360	months	347	361	months
Weighted Average Seasoning:	0	months	0	13	months

Weighted Average Next Rate Reset:	60	months	47	60	months
Weighted Average Rate Adj Freq:	12	months	12	12	months
Weighted Average First Rate Adj Freq:	60	months	60	60	months

Weighted Average Prepay Term:	34	months	0	36	months

Top Neg Am Loans Concentrations ($):	100.00 % N
Top State Concentrations ($):	66.81 % California, 7.17 % New York, 3.06 % Washington
Maximum Zip Code Concentration($):	1.39% 94010 (Burlingame, CA)

First Pay Date:			Mar 01, 2004	May 01, 2005
Rate Chg Date:			Feb 01, 2009	Apr 01, 2010
Mature Date:			Feb 01, 2034	Apr 01, 2035

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/1 CMT	59	28,138,997.15	3.57
5/1 I/O CMT	976	622,545,659.56	79.08
5/1 I/O LIBOR	202	124,574,195.07	15.82
5/1 LIBOR	24	11,981,171.89	1.52
Total	1,261	787,240,023.67	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
199,000 - 200,000	1	199,000.00	0.03
300,001 - 400,000	145	55,693,468.74	7.07
400,001 - 500,000	380	172,449,312.78	21.91
500,001 - 600,000	243	133,722,476.43	16.99
600,001 - 700,000	186	120,263,769.00	15.28
700,001 - 800,000	68	50,984,267.16	6.48
800,001 - 900,000	56	48,142,873.75	6.12
900,001 - 1,000,000	82	79,990,738.88	10.16
1,000,001 - 1,100,000	24	25,968,809.12	3.30
1,100,001 - 1,200,000	21	24,274,850.00	3.08
1,200,001 - 1,300,000	19	23,891,105.00	3.03
1,300,001 - 1,400,000	15	20,369,200.00	2.59
1,400,001 - 1,500,000	21	31,290,152.81	3.97
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.25000 - 4.25000	4	3,693,330.00	0.47
4.25001 - 4.50000	19	11,660,717.04	1.48
4.50001 - 4.75000	32	18,990,189.96	2.41
4.75001 - 5.00000	435	278,320,775.62	35.35
5.00001 - 5.25000	597	366,927,026.85	46.61
5.25001 - 5.50000	151	94,444,279.20	12.00
5.50001 - 5.75000	21	12,386,150.00	1.57
5.75001 - 6.00000	1	445,000.00	0.06
6.00001 - 6.25000	1	372,555.00	0.05
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.250	228	137,828,966.96	17.51
2.501 - 2.750	1,029	646,939,556.71	82.18
2.751 - 3.000	3	2,104,500.00	0.27
3.001 - 3.125	1	367,000.00	0.05
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.250 - 9.250	4	3,693,330.00	0.47
9.251 - 9.500	19	11,660,717.04	1.48
9.501 - 9.750	31	18,566,439.96	2.36
9.751 - 10.000	436	278,744,525.62	35.41
10.001 - 10.250	595	365,914,239.44	46.48
10.251 - 10.500	151	94,494,279.20	12.00
10.501 - 10.750	21	12,464,150.00	1.58
10.751 - 11.000	1	445,000.00	0.06
11.001 - 11.250	3	1,257,342.41	0.16
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.000	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
347 - 348	1	373,338.84	0.05
349 - 360	1,258	785,956,684.83	99.84
> 360	2	910,000.00	0.12
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	941	590,819,297.43	75.05
1 - 6	313	190,674,887.40	24.22
7 - 12	6	5,372,500.00	0.68
13 - 13	1	373,338.84	0.05
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 58	89	56,330,082.13	7.16
59 - 59	231	140,090,644.11	17.80
60 - 60	941	590,819,297.43	75.05
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	1,261	787,240,023.67	100.00
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
02/01/09	1	373,338.84	0.05
05/01/09	2	900,000.00	0.11
06/01/09	2	2,328,000.00	0.30
07/01/09	2	2,144,500.00	0.27
11/01/09	5	2,868,622.37	0.36
12/01/09	15	9,230,202.62	1.17
01/01/10	62	38,485,418.30	4.89
02/01/10	231	140,090,644.11	17.80
03/01/10	938	588,644,597.43	74.77
04/01/10	3	2,174,700.00	0.28
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.00	2	1,054,650.00	0.13
5.01 - 10.00	1	532,000.00	0.07
10.01 - 15.00	3	2,219,200.00	0.28
15.01 - 20.00	1	407,000.00	0.05
20.01 - 25.00	5	3,591,000.00	0.46
25.01 - 30.00	11	8,173,500.00	1.04
30.01 - 35.00	21	13,120,600.88	1.67
35.01 - 40.00	21	15,177,500.00	1.93
40.01 - 45.00	28	18,667,750.00	2.37
45.01 - 50.00	32	21,583,400.00	2.74
50.01 - 55.00	59	39,868,691.67	5.06
55.01 - 60.00	65	46,929,851.21	5.96
60.01 - 65.00	120	86,492,175.53	10.99
65.01 - 70.00	195	146,901,943.99	18.66
70.01 - 75.00	331	192,099,412.17	24.40
75.01 - 80.00	360	187,954,966.30	23.88
80.01 - 85.00	1	409,529.71	0.05
85.01 - 90.00	5	2,056,852.21	0.26
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	17	8,129,738.23	1.03
601 - 620	2	931,000.00	0.12
621 - 640	6	2,703,000.00	0.34
641 - 660	11	5,014,652.08	0.64
661 - 680	12	5,697,148.87	0.72
681 - 700	119	74,062,246.85	9.41
701 - 720	264	166,087,114.84	21.10
721 - 740	210	132,896,840.71	16.88
741 - 760	198	127,397,013.86	16.18
761 - 780	213	132,157,839.30	16.79
781 - 800	172	109,525,433.93	13.91
801 - 820	35	21,239,995.00	2.70
841 - 860	1	548,000.00	0.07
901 - 912	1	850,000.00	0.11
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	948	603,976,323.58	76.72
Full Documentation	313	183,263,700.09	23.28
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,176	737,555,028.55	93.69
Second Home	85	49,684,995.12	6.31
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,106	698,115,589.70	88.68
Condominium	141	78,755,853.97	10.00
Cooperative	13	9,742,980.00	1.24
Duplex	1	625,600.00	0.08
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	497	306,555,956.63	38.94
Cash Out Refinance	491	306,031,687.07	38.87
Rate/Term Refinance	270	172,467,379.97	21.91
Other	3	2,185,000.00	0.28
Total	1,261	787,240,023.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	28	19,575,424.00	2.49
Arkansas	1	400,000.00	0.05
California	836	525,988,529.04	66.81
Colorado	20	12,237,100.00	1.55
Connecticut	32	22,819,650.00	2.90
Florida	30	16,491,911.38	2.09
Georgia	9	5,308,491.22	0.67
Idaho	2	1,004,000.00	0.13
Illinois	37	21,201,407.87	2.69
Indiana	2	1,111,200.00	0.14
Louisiana	1	600,000.00	0.08
Maryland	10	6,428,770.00	0.82
Massachusetts	30	17,952,740.00	2.28
Michigan	5	3,950,500.00	0.50
Minnesota	4	1,901,636.00	0.24
Missouri	1	556,000.00	0.07
Montana	1	535,100.00	0.07
Nevada	19	12,817,450.00	1.63
New Jersey	29	16,236,500.12	2.06
New York	85	56,480,317.66	7.17
North Carolina	3	1,831,884.31	0.23
Ohio	1	486,000.00	0.06
Oregon	6	4,090,950.00	0.52
Pennsylvania	5	2,651,150.00	0.34
South Carolina	3	1,558,500.00	0.20
Texas	5	3,348,410.00	0.43
Utah	1	403,000.00	0.05
Virginia	10	4,729,800.00	0.60
Washington	44	24,093,602.07	3.06
Wisconsin	1	450,000.00	0.06
Total	1,261	787,240,023.67	100.00

notable
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
94010 Burlingame, CA	11	10,947,500.00	1.39
92677 Laguna Beach, CA	13	8,137,300.00	1.03
95014 Cupertino, CA	10	7,685,600.00	0.98
94566 Pleasanton, CA	8	7,020,250.00	0.89
94025 Menlo Park, CA	6	6,164,000.00	0.78
95070 Saratoga, CA	7	5,334,500.00	0.68
94506 Danville, CA	7	5,123,500.00	0.65
10021 New York, NY	6	5,014,500.00	0.64
92657 Newport Beach, CA	4	4,954,000.00	0.63
92037 La Jolla, CA	6	4,894,375.00	0.62
90275 Rancho Palos Verdes, CA	7	4,774,250.00	0.61
92648 Beach Center, CA	6	4,586,000.00	0.58
85255 Scottsdale, AZ	6	4,513,500.00	0.57
90272 Pacific Palisades, CA	5	4,450,000.00	0.57
94087 Sunnyvale, CA	6	4,442,500.00	0.56
89451 Incline Village, NV	5	4,108,000.00	0.52
90049 Brentwood, CA	4	4,049,800.00	0.51
95032 Los Gatos, CA	6	3,998,000.00	0.51
85262 Scottsdale, AZ	4	3,786,749.00	0.48
95138 San Jose, CA	4	3,735,000.00	0.47
94022 Los Altos, CA	4	3,682,000.00	0.47
94941 Muir Woods, CA	4	3,656,000.00	0.46
94507 Alamo, CA	4	3,631,500.00	0.46
85253 Scottsdale, AZ	4	3,453,000.00	0.44
92009 Carlsbad, CA	6	3,452,049.13	0.44
91011 La Canada, CA	3	3,428,750.00	0.44
91709 Chino Hills, CA	6	3,346,051.00	0.43
92562 Murrieta, CA	4	3,330,000.00	0.42
94925 Corte Madera, CA	5	3,321,693.75	0.42
90210 Beverly Hills, CA	4	3,221,000.00	0.41
93923 Carmel, CA	4	3,170,750.00	0.40
94920 Tiburon, CA	4	3,117,500.00	0.40
92625 Corona del Mar, CA	3	3,090,355.00	0.39
94080 South San Francisco, CA	6	3,090,000.00	0.39
94401 San Mateo, CA	4	3,083,000.00	0.39
94513 Brentwood, CA	7	3,045,555.33	0.39
95476 Sonoma, CA	5	3,042,700.00	0.39
94588 Pleasanton, CA	5	3,011,500.00	0.38
91316 Encino, CA	4	2,975,950.00	0.38
95037 Morgan Hill, CA	4	2,932,460.00	0.37
90402 Santa Monica, CA	2	2,884,000.00	0.37
92679 Trabuco, CA	4	2,759,500.00	0.35
94061 Redwood City, CA	4	2,752,000.00	0.35
91302 Calabasas, CA	3	2,737,000.00	0.35
94303 Palo Alto, CA	3	2,720,000.00	0.35
10011 New York, NY	3	2,697,277.81	0.34
96161 Boca, CA	6	2,674,000.00	0.34
95746 Roseville, CA	3	2,529,000.00	0.32
92130 San Diego, CA	3	2,514,690.00	0.32
06853 Norwalk, CT	2	2,500,000.00	0.32
Total	254	199,568,606.02	25.35

WAMU 2005-AR4
IO

		Minimum	Maximum
Scheduled Principal Balance	$456,710,848	$350,000	$1,500,000
Average Scheduled Principal Balance	$644,162
Number of Mortgage Loans	709

Weighted Average Gross Coupon	5.116%	4.250%	6.250%
Weighted Average FICO Score	744	667	846
Weighted Average Combined Original LTV	66.50%	9.67%	80.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	351 months	360 months
Weighted Average Seasoning	0 months	0 months	9 months

Weighted Average Gross Margin	2.651%	2.250%	3.000%
Weighted Average Minimum Interest Rate	2.651%	2.250%	3.000%
Weighted Average Maximum Interest Rate	10.117%	9.250%	11.250%
Weighted Average Initial Rate Cap	5.000%	5.000%	5.000%
Weighted Average Subsequent Rate Cap	2.000%	2.000%	2.000%
Weighted Average Months to Roll	60 months	51 months	60 months

Maturity Date		May 1 2034	Apr 1 2035
Maximum Zip Code Concentration	1.65%	94010 (Burlingame, CA)

ARM	100.00%

5/1 LIBOR IO	19.52%
5/1 YR CMT IO	80.48%

Interest Only	100.00%

Prepay Penalty: 0 months	97.24%
Prepay Penalty: 12 months	0.35%
Prepay Penalty: 36 months	2.41%

First Lien	100.00%

Full Documentation	18.85%
Reduced Documen	81.15%

Cash Out Refinance	39.96%
Purchase	38.67%
Rate/Term Refinance	21.38%

Co-op	1.75%
Condominium	11.09%
Single Family	87.02%
Two-Four Family	0.14%

Primary	93.90%
Second Home	6.10%

Top 5 States:
California	65.33%
New York	9.60%
Connecticut	2.68%
Arizona	2.65%
Illinois	2.48%

WAMU 2005-AR4

IO
Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300,000.01 - 350,000.00	1	350,000.00	0.08%	5.000	360	80.00	711
350,000.01 - 400,000.00	78	30,114,483.12	6.59%	5.144	360	69.22	745
400,000.01 - 450,000.00	104	44,325,765.62	9.71%	5.147	360	68.73	743
450,000.01 - 500,000.00	91	43,620,637.00	9.55%	5.128	360	70.48	743
500,000.01 - 550,000.00	71	37,195,475.90	8.14%	5.088	360	71.30	736
550,000.01 - 600,000.00	59	33,948,587.89	7.43%	5.108	360	73.16	750
600,000.01 - 650,000.00	81	51,087,050.00	11.19%	5.115	360	69.05	743
650,000.01 - 700,000.00	28	19,241,469.00	4.21%	5.142	360	66.59	734
700,000.01 - 750,000.00	22	15,983,674.13	3.50%	5.093	360	64.47	732
750,000.01 - 800,000.00	20	15,604,110.00	3.42%	5.144	360	62.97	737
800,000.01 - 850,000.00	14	11,723,500.00	2.57%	5.232	360	60.92	738
850,000.01 - 900,000.00	20	17,620,750.00	3.86%	5.024	360	69.00	746
900,000.01 - 950,000.00	13	12,182,500.00	2.67%	5.136	360	65.59	751
950,000.01 - 1,000,000.00	42	41,692,278.88	9.13%	5.089	360	63.93	756
1,000,000.01+	65	82,020,566.93	17.96%	5.108	359	58.34	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.000 - 4.499	5	4,023,330.00	0.88%	4.282	357	53.41	734
4.500 - 4.999	122	80,600,997.12	17.65%	4.840	360	67.16	742
5.000 - 5.499	543	345,961,566.35	75.75%	5.157	360	66.39	745
5.500 - 5.999	38	25,752,400.00	5.64%	5.553	360	67.79	729
6.000 - 6.499	1	372,555.00	0.08%	6.250	360	73.77	777
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
650-674	2	1,207,000.00	0.26%	4.720	356	67.51	669
675-699	65	41,089,978.01	9.00%	5.144	360	66.08	691
700-724	187	117,703,647.53	25.77%	5.123	360	65.98	712
725-749	133	83,734,105.55	18.33%	5.118	360	68.51	737
750-774	156	107,580,996.20	23.56%	5.118	360	67.88	762
775-799	130	85,438,297.18	18.71%	5.096	360	64.06	786
800+	27	15,924,574.00	3.49%	5.153	360	65.84	807
None	9	4,032,250.00	0.88%	4.976	360	61.13	0
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	78	56,196,050.88	12.30%	5.125	360	37.79	743
50.00- 54.99	35	25,610,191.67	5.61%	5.097	360	52.37	737
55.00- 59.99	34	24,480,823.40	5.36%	5.055	359	57.43	749
60.00- 64.99	62	46,988,385.93	10.29%	5.128	360	62.52	744
65.00- 69.99	79	60,142,223.47	13.17%	5.107	359	67.85	749
70.00- 74.99	134	88,204,594.91	19.31%	5.158	360	72.12	744
75.00- 79.99	134	75,424,924.16	16.51%	5.133	360	76.20	741
80.00	153	79,663,654.05	17.44%	5.074	360	80.00	742
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5/1 LIBOR IO	143	89,130,891.91	19.52%	5.092	360	67.41	742
5/1 YR CMT IO	566	367,579,956.56	80.48%	5.122	360	66.28	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	689	444,112,218.47	97.24%	5.109	360	66.54	744
Prepay Penalty: 12 months	2	1,598,000.00	0.35%	5.250	360	77.50	765
Prepay Penalty: 36 months	18	11,000,630.00	2.41%	5.399	359	63.06	728
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	137	86,088,120.13	18.85%	5.046	360	68.60	750
Reduced Documen	572	370,622,728.34	81.15%	5.133	360	66.01	742
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	278	182,486,460.35	39.96%	5.172	360	63.00	741
Purchase	279	176,600,278.27	38.67%	5.074	360	73.38	746
Rate/Term Refinance	152	97,624,109.85	21.38%	5.089	360	60.59	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Co-op	10	7,976,680.00	1.75%	5.065	360	58.15	736
Condominium	87	50,657,963.97	11.09%	5.119	360	69.56	747
Single Family	611	397,450,604.50	87.02%	5.116	360	66.25	743
Two-Four Family	1	625,600.00	0.14%	5.625	360	80.00	756
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	663	428,850,459.35	93.90%	5.115	360	66.45	744
Second Home	46	27,860,389.12	6.10%	5.132	360	67.28	739
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	17	12,104,674.00	2.65%	5.229	360	65.36	744
Arkansas	1	400,000.00	0.09%	4.875	357	80.00	715
California	462	298,348,500.31	65.33%	5.114	360	66.51	743
Colorado	9	6,304,650.00	1.38%	5.138	360	69.29	740
Connecticut	16	12,242,250.00	2.68%	5.092	360	64.85	760
Florida	19	10,969,411.38	2.40%	5.196	360	70.44	746
Georgia	5	2,458,300.00	0.54%	4.918	360	73.27	742
Idaho	2	1,004,000.00	0.22%	5.134	359	77.31	720
Illinois	20	11,315,900.00	2.48%	5.139	360	71.82	755
Indiana	1	431,200.00	0.09%	5.250	359	80.00	737
Maryland	6	3,406,750.00	0.75%	5.031	360	63.19	762
Massachusetts	13	8,534,700.00	1.87%	5.077	360	64.92	747
Michigan	2	1,921,000.00	0.42%	4.972	359	68.24	761
Minnesota	3	1,351,636.00	0.30%	5.062	360	76.74	713
Missouri	1	556,000.00	0.12%	5.375	360	74.88	781
Montana	1	535,100.00	0.12%	5.125	360	79.99	714
Nevada	10	7,303,450.00	1.60%	5.234	360	61.64	715
New Jersey	17	9,809,859.12	2.15%	5.094	360	61.44	734
New York	63	43,837,017.66	9.60%	5.076	359	62.30	743
North Carolina	2	1,270,000.00	0.28%	5.013	360	74.12	735
Oregon	4	3,149,950.00	0.69%	5.221	360	65.72	746
Pennsylvania	3	1,679,150.00	0.37%	5.091	359	78.60	734
South Carolina	3	1,558,500.00	0.34%	5.176	360	66.50	725
Texas	1	644,500.00	0.14%	5.000	353	67.36	774
Virginia	9	4,329,800.00	0.95%	5.137	359	73.78	735
Washington	19	11,244,550.00	2.46%	5.173	360	73.21	757
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	145	90,404,491.91	19.79%	5.093	360	67.40	742
2.500 - 2.999	563	365,801,356.56	80.09%	5.121	360	66.32	744
3.000 - 3.499	1	505,000.00	0.11%	5.625	360	33.67	757
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.000 - 9.499	5	4,023,330.00	0.88%	4.282	357	53.41	734
9.500 - 9.999	122	80,600,997.12	17.65%	4.840	360	67.16	742
10.000 -10.499	542	345,511,566.35	75.65%	5.157	360	66.40	745
10.500 -10.999	39	26,202,400.00	5.74%	5.550	360	67.73	728
11.000 -11.499	1	372,555.00	0.08%	6.250	360	73.77	777
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	709	456,710,848.47	100.00%	5.116	360	66.50	744
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/09	2	900,000.00	0.20%	4.444	351	62.31	697
06/01/09	2	2,328,000.00	0.51%	4.510	352	55.62	708
07/01/09	2	2,144,500.00	0.47%	5.437	353	67.07	761
11/01/09	4	2,474,000.00	0.54%	4.642	357	65.94	741
12/01/09	13	8,220,542.42	1.80%	5.006	358	62.64	727
01/01/10	58	36,682,062.51	8.03%	5.098	359	71.15	735
02/01/10	214	132,291,779.14	28.97%	5.179	360	66.78	742
03/01/10	413	271,205,964.40	59.38%	5.100	360	65.94	747
04/01/10	1	464,000.00	0.10%	5.500	360	80.00	729
Total	709	456,710,848.47	100.00%	5.116	360	66.50	744